UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 15, 2006

POWERSHARES DB G10 CURRENCY HARVEST FUND

DB G10 CURRENCY HARVEST MASTER FUND

(Exact name of each Registrant as specified in its Charter)

PowerShares DB G10 Currency Harvest Fund – Delaware DB G10 Currency Harvest Master Fund – Delaware	PowerShares DB G10 Currency Harvest Fund - 16-6562496 DB G10 Currency Harvest Master Fund - 16-1756876

(State or other jurisdiction of incorporation or organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC
60 Wall Street
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

001-33020

001-33021

(Commission File Number)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 15, 2006, Deutsche Bank issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release, dated September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB G10 Currency Harvest

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

DB G10 Currency Harvest Master Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

Date: September 18, 2006

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